UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aloha,

To help keep you informed about plans for the proposed merger involving the Hawaiian Electric Companies and NextEra Energy, we’d like to share some of the latest developments.

Recent Activity

•                 On March 30, we announced that the Federal Energy Regulatory Commission (FERC) has given its approval to our proposed merger. This represents a significant step toward the completion of the merger and provides further momentum toward ultimately delivering substantial value to our customers and communities.

•                 We wanted to share the commentary provided by Eric Gleason about the merger, which was published in the Sunday, March 29, edition of the Honolulu Star-Advertiser. Also in the same edition, Jim Alberts emphasized Hawaiian Electric’s support for diverse energy solutions, including rooftop solar.

•                 We’ve begun advertising to help introduce NextEra Energy to Hawai’i, and share the important benefits that this partnership will deliver. If you haven’t yet seen the ads, here are the first print and broadcast ad.

•                 Visit our refreshed website, www.forhawaiisfuture.com, for more information about the proposed merger and the benefits it will provide to Hawai’i.

•                 At the recent Maui Energy Conference held March 25-27, Alan Oshima and Eric Gleason gave the keynote address and discussed how the combination will help accelerate Hawai’i’s clean energy transformation. Alan also highlighted Hawaiian Electric’s increased focus on customer service and innovation. In closing remarks, Connie Lau emphasized the unique opportunity Hawai’i has to transform our entire energy ecosystem and how our companies are excited and committed to playing an integral role in this transformation.

Upcoming Events

•                 NextEra Energy and the Hawaiian Electric Companies will be hosting a series of informational open houses across Hawai’i from April 7 to April 16 to provide the community an opportunity for input and allow our companies to share information on the benefits of the merger for Hawai’i.

Latest news from NextEra Energy, including recent awards and recognition:

NextEra Energy named to Fortune’s 2015 list of ‘World’s Most Admired Companies’ and by the Ethisphere Institute as a World’s Most Ethical Company® for the eighth time

•                  NextEra Energy was ranked among the top 10 companies worldwide in both the categories of innovativeness and community responsibility.

•                  NextEra Energy was also ranked first among electric and gas utilities for innovation, social responsibility and quality of products/services.

•                  NextEra Energy was one of only five energy and electric utility companies named to the Ethisphere Institute’s list.

Florida Power & Light Company (FPL), NextEra Energy’s electric utility was ranked most reliable of Florida’s major electric companies

•                  FPL has invested more than $1.8 billion since 2006 to strengthen its electric system and is continuing to roll out innovative, industry-leading solutions to improve the grid.

FPL has also announced an innovative plan to acquire and phase out a coal-fired power plant, saving customers millions of dollars

•                  Kelly Martin, campaign representative for the Sierra Club’s Beyond Coal Campaign, issued the below statement in support of the announcement:

“This announcement is a win for clean air, clean water, and public health...This phase-out shows that Florida can follow the national trend of moving beyond coal and develop a strong Clean Power Plan to reduce climate disrupting carbon emissions, and demonstrates that utilities can meet new standards for clean air, climate change, and public health while benefiting Florida consumers.”

•                  The Natural Resources Defense Council (NRDC) published an article supporting FPL’s decision to phase out the coal-fired power plant.

We hope you find this information of interest. We value our relationship with you and are committed to keeping you updated as the merger approval process moves forward.

Mahalo!

To learn more, please visit:

FORWARD LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. NEE and HEI may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.